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                                                               EXHIBIT 5(g)(iii)



                                     Filed with Post-Effective Amendment No. 15
                                     to this Registration Statement on Form N-4
                                     on April 8, 1993.
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
                                                                                                     (LOGO OF METLIFE APPEARS HERE)
[_] GROWTH PLUS ACCOUNT--(Complete white areas only) [_] IRA (Section 408b)  [_] SEP (Section 408k) [_] Non-Qualified
[_] PREFERENCE PLUS(R) TM ACCOUNT--[_] IRA (Section 408b) [_] SEP (Section 408k) [_] Non-Qualified         Pension & Savings Center
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1.                  Mr.  [_]
ANNUITANT           Mrs. [_]
(ANNUITANT WILL BE  Ms.  [_]__________________________________     ____________________        ____________________________________
OWNER UNLESS ITEM 2      First Name, Middle Initial, Last Name     Marital Status              Date of Birth: Mo/Day/Yr.
IS COMPLETED)            __________________________________________________________________________________________________________
                         Address of Annuitant: Number, Street, City or Town, State and Zip Code
                         [_] [_] [_] [_] [_] [_] [_] [_]  ___________________      ________________________   _____________________
                         Social Security Number           Occupation               Home Telephone Number      Work Telephone Number
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2.                  Mr.  [_]
OWNER               Mrs. [_]
(COMPLETE IF OWNER  Ms.  [_]_________________________________      ____________________        ____________________________________
IS DIFFERENT FROM        First Name, Middle Initial, Last Name     Marital Status              Date of Birth: Mo/Day/Yr.
ANNUITANT. NOT           __________________________________________________________________________________________________________
APPLICABLE FOR IRA       Address of Owner: Number, Street, City or Town, State and Zip Code
OR SEP MARKETS.)         [_] [_] [_] [_] [_] [_] [_] [_]    ___________________    ________________________   _____________________
                         Social Security Number or Tax I.D. Occupation             Home Telephone Number      Work Telephone Number
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3.                  Mr.  [_]
JOINT OWNER         Mrs. [_]
(FOR NON-QUALIFIED  Ms.  [_]_________________________________      ____________________        ____________________________________
ONLY)                    First Name, Middle Initial, Last Name     Marital Status              Date of Birth: Mo/Day/Yr.
                         __________________________________________________________________________________________________________
                         Address of Owner: Number, Street, City or Town, State and Zip Code
                         [_] [_] [_] [_] [_] [_] [_] [_]    _____________________  ________________________   _____________________
                         Social Security Number             Relationship to Owner  Home Telephone Number      Work Telephone Number
                         NOTE: If two people are named as joint owners any owner may exercise any and all rights under the contract unless the owner designation specifies otherwise
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4.                  Mr.  [_]
BENEFICIARY         Mrs. [_]
                    Ms.  [_]_________________________________      _____________________       ____________________________________
                         First Name, Middle Initial, Last Name     Relationship to Owner       Date of Birth: Mo/Day/Yr.
                         __________________________________________________________________________________________________________
                         Mailing Address: Number, Street, City or Town, State and Zip Code
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5.                  Mr.  [_]
CONTINGENT          Mrs. [_]
BENEFICIARY         Ms.  [_]_________________________________      _____________________       ____________________________________
(OPTIONAL)               First Name, Middle Initial, Last Name     Relationship to Owner       Date of Birth: Mo/Day/Yr.
                         __________________________________________________________________________________________________________
                         Mailing Address: Number, Street, City or Town, State and Zip Code
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6.                       I.  FOR ALL MARKETS: a) Initial Deposit: $____________  b) Schedule of Deposit $____________ per deposit
DEPOSIT                      _________ times a year.
INFORMATION                  c) Are payments to be made by Check O Matic arrangement? [_] Yes   [_] No  (not available for SEP)
                                (If yes, Question 6.1 must be completed, specifying the amount to be paid each month. In addition,
                                Check O Matic Request and Authorization forms must be completed.)

                         II. FOR an IRA or SEP: If this contract is intended to qualify as an IRA, $___________, is irrevocably designed to represent:
                             a) [_] Rollover contribution from a tax-qualified employee retirement plan or another IRA.
                             b) [_] Direct transfer. Attach appropriate Forms.
                             c) [_] Excluding any rollover amount, the first $____________ contributed to this contract, by April
                                    15, 19______________ is intended for a 19_____________ tax deduction.
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7.                       I.  FOR SEP Only: a) Name of Plan or Arrangement_________________________________________________________
                             b) Existing Group No._____________________   c) [_] New Group
                             d) Employer I.D. Number (If other than Soc. Sec.No.)_________________________________________________

                         II. FOR IRA and NON-Qualified ONLY: If salary deductions are to be made through Metromatic or other remittance arrangement: (available for GPA only)
                             a) Employer's Name__________________________________  b) Employer Group No.__________________________
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8.                       a)  Will this annuity replace any existing annuity or Life Insurance? [_] Yes   [_] No
REPLACEMENT              b)  Is this annuity being purchased in an Internal Revenue Code Section 1035 exchange? [_] Yes
                             [_] No (nonqualified only)

                         If yes to either question, the appropriate forms must be completed._______________________________________
                                                                                             Name and Address of Prior Carrier
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9.                       Indicate the percentage of the initial deposit to be allocated to each Account and/or Investment
ALLOCATION               Division. Percentages must be in whole numbers and will apply to future deposits unless changed by the owner. Indicate if the Equity Generator or Equalizer Option is desired.

                         [_] EQUITY GENERATOR STRATEGY                           FIXED INTEREST ACCOUNT               ___________ %
PPA                      (Please allocate your monies accordingly.)              STOCK INDEX DIVISION                 ___________ %
ONLY                     [_] EQUALIZER STRATEGY                                  GROWTH DIVISION                      ___________ %
                         (Do not check if you have elected the                   AGGRESSIVE GROWTH DIVISION           ___________ %
                         Equity Generator. If you want the Equalizer,            DIVERSIFIED DIVISION                 ___________ %
                         please check off this box. Please fill in               INCOME DIVISION                      ___________ %
                         equal percentages in the Fixed Interest Account and     INTERNATIONAL STOCK DIVISION         ___________ %
                         the Stock Index Division. All amounts allocated to                                    Total =     100    %
                                                                                                                      ----------
                         these divisions will be equalized at the end
                         of each calendar quarter. Note: you may
                         also allocate monies to the other investment choices.)

                         Remember, you always have the opportunity to change your allocation at any time.
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10.                    1. Total Annual Income $__________________  (Source) _____________________   2. Ages of Dependents___________
FINANCIAL              3. Please check off the appropriate box: [_] For IRA and SEP indicate your Vested Retirement Funds
DISCLOSURE             [_] All others indicate your Assets--Net Savings and Investments (Exclusive of Personal Residence, Home
                       Furnishings & Personal Automobiles).
                       [_] $0-9,999   [_] $10,000-19,999   [_] $20,000-39,999   [_] $40,000-69,999   [_] $70,000-99,999
                       [_]  $100,000-249,999   [_] $250,000+
PPA                    4. Investment Objective:
ONLY                      [_] Aggressive Growth  [_] Growth   [_] Growth & Income  [_] Income   [_] Preservation of Capital
                       5. Purpose of the contract applied for: [_] Retirement Income  [_] Other (specify) __________________________
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11.                    Have you received a PPA prospectus for the Separate Account E and Metropolitan Series Fund, Inc.?
                       [_] Yes [_] No
PPA                    If yes, give date of prospectus________________________ Supplement dates( if applicable)_____________________
ONLY                   Are you an associated person of a broker-dealer? [_] Yes [_] No  If yes, enter employer's name and address:
                       _____________________________________________________________________________________________________________
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 12.                   I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and
 SIGNATURE(S)          belief.

                       Signed at:  _____________________________________________      on____________________________________________
                                   City                    State                               Month          Day         Year

                       Signature: _____________________________________________      ______________________________________________
                                   Annuitant                                          Owner(if other than annuitant)

                       Witness:    _____________________________________________      ______________________________________________
                                   Licensed Resident Sales Rep. Signature             Joint Owner
                       _____________________________________________________________________________________________________________
                       *If the owner is a corporation, partnership or trust, print the name of the owner and have one or more officers, partners or trustees sign.
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I personally saw the Proposed Owner when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge.

For PPA ONLY: I have delivered a PPA prospectus and reviewed the financial situation of the proposed owner as disclosed, and believe that a multifunded annuity contract would be suitable.

a) Was the replacement question answered correctly?  [_] Yes  [_] No           b) Have you completed replacement forms? [_] Yes
                                                                                  [_] No [_] Not Required

Signature:_________________________________________________________________    Date:________________________________________________


Print Full Name:___________________________________________________________    District Branch/Office Name:_________________________

Contract No. [_][_][_][_][_][_][_][_][_] (to be completed by the home office)  Producer Identity [_][_][_][_][_][_][_][_][_]
                                                                                                         (Dept. Branch/Agency Index)
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                                  ISSUE COPY

038-GPA/PPA-IRA/SEP/NQ (0393) Printed in U.S.A.               18000088176 (0393)